       LEGG MASON
--------------------------------------------------------------------------------
                                      QUARTERLY REPORT TO SHAREHOLDERS
                                      September 30, 2001
                                      Institutional Class

       OPPORTUNITY TRUST

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the quarterly report for your Fund, the Legg Mason Opportunity Trust. The Institutional Class of shares commenced operations on June 26, 2000. At this writing, the Fund has about $1.4 billion in net assets. As of September 30, 2001, the net asset value of the Institutional Class of shares was $8.05.

  The following table summarizes key statistics for the Institutional Class of shares, as well as several market indices for periods ended September 30, 2001:

                                                                         Cumulative Total Return
                                                                -----------------------------------------
                                                                                                Since
                                                                9 Months       1 Year        Inception(1)
                                                                --------       -------       ------------
Opportunity Trust                                               -16.41%        -24.86%          -20.91%
Dow Jones Industrial Average                                    -16.93%        -15.63%          -13.64%
S&P 500 Stock Composite Index                                   -20.40%        -26.63%          -27.34%
Value Line Index(2)                                             -20.94%        -25.91%          -23.73%

  As always, we appreciate your support and welcome your comments.

                                          Sincerely,

                                          /S/ JENNIFER W. MURPHY
                                          Jennifer W. Murphy
                                          President

October 19, 2001

---------------

(1) The Fund's Institutional Class inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(2) Comprised of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock covering both large- and small-capitalization companies.

Portfolio Managers' Comments
Legg Mason Opportunity Trust

Market Commentary

  A month after the ghastly events of September 11, the outlines of its impact are becoming visible as the emotional shock slowly recedes. Nonessential economic activity effectively stopped as our attention was riveted by the event and its aftermath. An economy struggling to grow probably slipped into recession. If so, it will be the first time in 10 years we have experienced what once was a regular feature of the economic landscape. Prior to the long prosperity and ensuing bull market that began amidst the gloom of August 1982, recessions used to arrive about every 4 years or so. Their relative rarity and the lack of experience most investors have in navigating them have combined, I think, to produce an over-reaction to the news flow emanating from economic weakness.

  A market that we believed was bottoming, prior to September 11, sank sharply when trading resumed, falling over 14% in the week ending September 21. The week's decline was the second worst this century, eclipsed only by one of almost 16% during the Great Depression. The major indices hit levels not seen since the autumn of 1998 during the panic surrounding the collapse of Long Term Capital Management.

  We believe that although one consequence of the terrorist attacks was to deepen and prolong a profits decline, another was to catalyze a bottom in the stock market. Markets bottom when things appear bleakest. The headline in the New York Times on Thursday, October 4, "Only Certainty to Economists is Dire Outlook," reminds me of the famous "Dark Days on Wall Street" headline the Sunday before the greatest bull market of the century got underway.

  The most important investment question is always "what is discounted?" It is only when what happens is different from what is expected that prices undergo significant change. I think the poor economic and profits outlook was fully captured by the declines of the week ending September 21, and that the low that day is likely to be the low for this bear cycle. Not only has the broad market action since then been positive, but the reaction of individual stocks to earnings announcements is evidence that late in September the market had discounted results worse than those likely to be reported.

  The strongest companies, such as Wal-Mart and AIG, have already recovered to levels higher than where they were trading before the attacks. When both Cisco and Dell said their results were going to be in line with consensus estimates, the shares rallied sharply, again indicating that the market's expectations were for even worse results than consensus estimates.

  The clear negative economic implications of the attacks have also galvanized policymakers and resulted in a strong fiscal and monetary response. Stimulus packages have already been approved for over $60 billion of federal spending, and additional tax cuts appear imminent. The Fed has cut rates 100 basis points since September 11, bringing short rates to their lowest levels in almost 40 years. I believe the combination of these actions and those to come set the stage for a solid recovery no later than the second half of next year. With the Producer Price Index falling relative to the Consumer Price Index, and with energy prices falling, inflation looks set to decline to somewhere between 1% and 1.5% over the next year.

  By the second half of 2002 the economy should be growing, inflation should be falling, earnings should be rising, and interest rates will likely be at or below today's levels. With share prices having already declined almost 20% on top of last year's 9% drop, and hovering at levels not seen since the lows of 1998, we believe the only appropriate posture for the investor is to be bullish, and to be fully invested in equities.

  I am aware that many experienced investors and strategists have advocated caution in the aftermath of the terrorist attacks, noting correctly that we have never seen anything like this before, that confidence has been severely shaken and without it the economy will remain weak, that there are no guarantees that the fiscal and monetary stimulus packages will work, and that this was a different kind of economic difficulty we were in, one driven by poor business fixed investment, and thus one not as easily susceptible to traditional remedies such as rate cuts.

  I agree with all of the premises, but disagree with the conclusion that investment caution is the proper posture. (This is inductive, not deductive reasoning.) In my opinion, caution is called for when share prices are high, profits are peaking, interest rates are rising, inflation is moving up, and stocks are at all-time highs and are overpriced according to intellectually respectable valuation models. That was the case in March of 2000. That was when caution was appropriate.

  When profits and the economy are bottoming, when interest rates and inflation are falling, when volatility and pessimism are high, when share prices are at multi-year lows and valuation models indicate stocks are undervalued, then being bullish, not cautious, is the proper investment posture.

                                          Bill Miller, CFA
October 17, 2001

Performance Information

Legg Mason Opportunity Trust

Total Returns for One Year and Life of Class, as of September 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  Total returns for the Fund as of September 30, 2001, were as follows:

                                       Cumulative         Average Annual
------------------------------------------------------------------------
  Institutional Class:
        One Year                        -24.86%              -24.86%
        Life of Class*                  -20.91%              -16.95%

* Inception date: June 26, 2000.

Legg Mason Opportunity Trust

SELECTED PORTFOLIO PERFORMANCE (A)

    Strong performers for the 3rd quarter 2001(B)
----------------------------------------------------
 1.  Hollywood Entertainment Corporation     +38.9%
 2.  Cott Corporation                        +36.2%
 3.  Omnicare, Inc.                           +8.1%
 4.  Level 3 Communications, Inc., 9.125%,
       due 5/1/08                             +3.6%
 5.  Washington Mutual, Inc.                  +2.5%
     Weak performers for the 3rd quarter 2001(B)
----------------------------------------------------
 1.  eSpeed, Inc.                            -84.6%
 2.  The FINOVA Group Inc.                   -69.7%
 3.  Exodus Communications, Inc., 11.625%,
       due 7/15/10                           -68.1%
 4.  Gateway, Inc.                           -66.9%
 5.  TALK America Holdings, Inc., Cv.,
       4.5%, due 9/15/02                     -66.7%

(A) Individual security performance is measured by the change in the security's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

    Securities added during the 3rd quarter 2001
----------------------------------------------------
Conseco, Inc.
Devon Energy Corporation
Level 3 Communications, Inc.
Providian Financial Corporation
    Securities sold during the 3rd quarter 2001
----------------------------------------------------
Ames Department Stores, Inc.
Exodus Communications, Inc.
NOVA Corporation
The Phoenix Companies, Inc.
Tupperware Corporation
WestPoint Stevens Inc.

Portfolio of Investments
September 30, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                              Shares/Par                   Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 86.4%

Capital Goods -- 9.5%
  Manufacturing (Diversified) -- 3.6%
  Pentair, Inc.                                                   1,600                  $   49,232
                                                                                         ----------

  Waste Management -- 5.9%
  Republic Services, Inc.                                         4,900                      79,380(A)
                                                                                         ----------

Communications Services -- 8.9%
  Telecommunications (Cellular/Wireless) -- 3.8%
  Nextel Communications, Inc.                                     5,970                      51,581(A)
                                                                                         ----------

  Telecommunications (Long Distance) -- 5.1%
  Level 3 Communications, Inc.                                   17,500                      66,150(A)
  TALK America Holdings, Inc.                                     5,574                       2,508(A,B)
                                                                                         ----------
                                                                                             68,658
                                                                                         ----------
Consumer Cyclicals -- 14.1%
  Gaming, Lottery and Pari-Mutuel Companies -- 3.2%
  Mandalay Resort Group                                           2,000                      32,460(A)
  Pinnacle Entertainment, Inc.                                    1,775                      10,561(A)
                                                                                         ----------
                                                                                             43,021
                                                                                         ----------
  Retail (Home Shopping) -- 2.3%
  Amazon.com, Inc.                                                5,157                      30,789(A)
                                                                                         ----------

  Retail (Specialty-Apparel) -- 3.4%
  Abercrombie & Fitch Co.                                         2,600                      45,734(A)
                                                                                         ----------

  Services (Advertising/Marketing) -- 2.2%
  Acxiom Corporation                                              3,200                      30,080(A)
                                                                                         ----------

  Services (Commercial and Consumer) -- 3.0%
  Viad Corp                                                       2,129                      40,829
                                                                                         ----------

Consumer Staples -- 12.5%
  Beverages (Non-Alcoholic) -- 5.1%
  Cott Corporation                                                4,572                      68,766(A,B)
                                                                                         ----------


Legg Mason Opportunity Trust

                                                              Shares/Par                   Value
---------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
Entertainment -- 4.6%
  AOL Time Warner Inc.                                            1,000                  $   33,100(A)
  Hollywood Entertainment Corporation                             2,547                      29,925(A,B)
                                                                                         ----------
                                                                                             63,025
                                                                                         ----------
  Restaurants -- 2.8%
  Tricon Global Restaurants, Inc.                                   961                      37,706(A)
                                                                                         ----------

Energy -- 2.0%
  Oil and Gas (Exploration and Production) -- 2.0%
  Devon Energy Corporation                                          800                      27,520
                                                                                         ----------

Financials -- 15.1%
  Consumer Finance -- 3.3%
  Providian Financial Corporation                                 2,200                      44,330
                                                                                         ----------

  Financial (Diversified) -- 0.5%
  The FINOVA Group Inc.                                           5,900                       6,608(A,B)
                                                                                         ----------

  Insurance (Life/Health) -- 6.7%
  Conseco, Inc.                                                   4,490                      32,597(A)
  UnumProvident Corporation                                       2,300                      58,075
                                                                                         ----------
                                                                                             90,672
                                                                                         ----------
  Investment Banking/Brokerage -- 1.8%
  E*Trade Group, Inc.                                             2,000                      12,100(A)
  Knight Trading Group, Inc.                                      1,600                      12,336(A)
                                                                                         ----------
                                                                                             24,436
                                                                                         ----------
  Savings and Loan Companies -- 2.8%
  Washington Mutual, Inc.                                         1,000                      38,480
                                                                                         ----------

Health Care -- 6.2%
  Health Care (Managed Care) -- 4.0%
  Oxford Health Plans, Inc.                                       1,900                      53,960(A)
                                                                                         ----------

  Health Care (Specialized Services) -- 2.2%
  Omnicare, Inc.                                                  1,400                      30,562
                                                                                         ----------

Technology -- 18.1%
  Communications Equipment -- 2.2%
  Research In Motion Limited                                      1,856                      29,845(A)
                                                                                         ----------

                                                              Shares/Par                   Value
---------------------------------------------------------------------------------------------------
Technology -- Continued
Computers (Hardware) -- 3.4%
  Dell Computer Corporation                                         800                  $   14,824(A)
  Gateway, Inc.                                                   5,600                      30,520(A)
                                                                                         ----------
                                                                                             45,344
                                                                                         ----------
  Computers (Networking) -- 4.7%
  Enterasys Networks, Inc.                                        7,000                      45,150(A)
  Riverstone Networks, Inc.                                       3,625                      19,031(A)
                                                                                         ----------
                                                                                             64,181
                                                                                         ----------
  Computers (Software/Services) -- 7.8%
  eSpeed, Inc.                                                    1,799                       6,117(A,C)
  KPMG Consulting Inc.                                            2,409                      26,043(A)
  Symantec Corporation                                            1,110                      38,484(A)
  Unisys Corporation                                              4,100                      35,506(A)
                                                                                         ----------
                                                                                            106,150
                                                                                         ----------
Total Common Stock and Equity Interests (Identified
  Cost -- $1,473,312)                                                                     1,170,889
---------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 10.7%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $ 20,000                       8,584(D)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                        126,500                      49,752
Exodus Communications, Inc., 10.75%, due 12/15/09                10,000                       1,100
Exodus Communications, Inc., 11.625%, due 7/15/10               241,000                      26,510
Level 3 Communications, Inc., 9.125%, due 5/1/08                134,850                      57,986
TALK America Holdings, Inc., Cv., 4.5%, due 9/15/02              27,008                       1,350
                                                                                         ----------
Total Corporate and Other Bonds (Identified Cost --$248,588)                                145,282
---------------------------------------------------------------------------------------------------

Legg Mason Opportunity Trust

                                                              Shares/Par                   Value
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.8%

Goldman, Sachs & Company
  3.35%, dated 9/28/01, to be repurchased at $5,697 on
  10/1/01 (Collateral: $5,585 Freddie Mac mortgage-backed
  securities, 7%, due 8/1/27, value $5,841)                    $  5,696                  $    5,696
J.P. Morgan Chase & Co.
  3.3%, dated 9/28/01, to be repurchased at $5,697 on
  10/1/01 (Collateral: $5,380 Freddie Mac Note, 5.75%, due
  4/15/08, value $5,830)                                          5,695                       5,695
                                                                                         ----------
Total Repurchase Agreements (Identified Cost -- $11,391)                                     11,391
---------------------------------------------------------------------------------------------------
Total Investments -- 97.9% (Identified Cost -- $1,733,291)                                1,327,562
Other Assets Less Liabilities -- 2.1%                                                        27,815
                                                                                         ----------

NET ASSETS -- 100.0%                                                                     $1,355,377
                                                                                         ==========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                               $8.01
                                                                                         ==========
  INSTITUTIONAL CLASS                                                                         $8.05
                                                                                         ==========
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2001, the total market value of Affiliated Companies was $107,807 and the identified cost was $91,639.

(C) Illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0.5% of net assets.

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.6% of net assets.

                              Investment Adviser
                                LMM, LLC
                                Baltimore, MD

                              Board of Directors
                                John F. Curley, Jr., Chairman
                                Jennifer W. Murphy, President
                                Nelson A. Diaz
                                Richard G. Gilmore
                                Arnold L. Lehman
                                Dr. Jill E. McGovern
                                G. Peter O'Brien
                                T. A. Rodgers
                                Edward A. Taber, III

                              Transfer and Shareholder Servicing Agent
                                Boston Financial Data Services
                                Boston, MA
                              Custodian
                                State Street Bank & Trust Company
                                Boston, MA
                              Counsel
                                Kirkpatrick & Lockhart LLP
                                Washington, DC
                              Independent Auditors
                                Ernst & Young LLP
                                Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                   ------------------------------------------

                                100 Light Street

                    P.O. Box 1476, Baltimore, MD 21203-1476

                                410 - 539 - 0000

11/01